Consolidated Statements of Earnings (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Condensed Statements of Earnings
Revenue	$ 1,459,050	$ 1,430,789	$ 1,328,180
Cost of products sold	995,907	981,137	919,821
Selling and administrative expenses	271,935	258,829	233,782
Operating Income	191,208	190,823	174,577
Interest expense	16,901	19,439	20,384
Earnings Before Income Taxes	174,307	171,384	154,193
Income taxes	50,399	50,900	47,049
Net Earnings	$ 123,908	$ 120,484	$ 107,144
Earnings per share:
Basic (in dollars per share)	$ 2.50	$ 2.42	$ 2.18
Diluted (in dollars per share)	$ 2.49	$ 2.41	$ 2.17
Average common shares outstanding:
Basic (in shares)	49,596	49,746	49,138
Diluted (in shares)	49,822	49,937	49,424